UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 29, 2009

First Reliance Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	000-49757	80-0030931

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 W. Palmetto Street Florence, South Carolina	29501

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (843)-656-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

                    On January 29, 2009, First Reliance Bancshares, Inc. issued the press release attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by reference.  First Reliance Bancshares, Inc. also intends to post this information on its website at www.firstreliance.com under “Investor Relations.”

                    The information contained or referenced in this report, including the text of the attached presentation, is furnished or referred to by First Reliance Bancshares, Inc. in accordance with rules promulgated by the Securities and Exchange Commission (the “SEC”) and pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless First Reliance Bancshares, Inc. specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.  By filing this report on Form 8-K and furnishing or referring to this information, First Reliance Bancshares, Inc. makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Item 2.02 of Form 8-K or that the information includes material investor information that was not previously publicly available.

                    The information contained or referenced to in this report may contain forward-looking information.  Forward-looking statements may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of First Reliance Bancshares, Inc. or its wholly owned subsidiary, First Reliance Bank, to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words “expect,” “anticipate,” “intend,’ “plan,” “believe,” “seek,’ “estimate,” and similar expressions are intended to identify such forward-looking statements. First Reliance Bancshares, Inc.’s and its subsidiary’s actual results may differ materially from the results anticipated in any forward-looking statements made due to a variety of factors, including, without limitation:

•	The effects of future economic conditions;

•	Governmental monetary and fiscal policies, as well as legislative and regulatory changes;

•
The risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;

•
The effects of competition from other financial institutions and financial service providers operating in the First Reliance Bancshares, Inc.’s market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, and computer and the Internet; and

•	The failure of assumptions underlying the establishment of reserves for possible loan losses and estimations of values of collateral and various financial assets and liabilities.

                    All written or oral forward-looking statements attributable to First Reliance Bancshares, Inc. or its subsidiary are expressly qualified in their entirety by these cautionary statements.

Item 9.01   Financial Statements and Exhibits.

(d)              Exhibits

99.1            Press Release issued by First Reliance Bancshares, Inc., January 29, 2009.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST RELIANCE BANCSHARES, INC.

Date: January 29, 2009
	By:	/s/ JEFFREY A. PAOLUCCI

Jeffrey A. Paolucci
Chief Financial Officer